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                                EXHIBIT 10.48

                        REGULATION M REPRESENTATION OF

                          SWARTZ PRIVATE EQUITY, LLC



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                                 UNDERTAKING


     The undersigned, Swartz Private Equity, LLC hereby represents as follows:

     (1) It has been advised of the trading restrictions set forth in Regulation M.

     (2) By affixing our signature below Swartz Private Equity hereby agrees to abide by the restrictions and prohibitions set forth in Regulation M. Swartz further agrees to provide the SEC or any related regulatory agency with any and all documentation requested documenting its compliance with Regulation M.


SWARTZ PRIVATE EQUITY, LLC

BY:  /s/ E. S.
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   Title:  Manager
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